UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 17, 2022

Date of Report (Date of earliest event reported)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

717-747-1519

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 17, 2022, the Corporation held its 2022 Annual Meeting. Notice of the meeting was mailed to shareholders of record on or about April 20, 2022, together with proxy solicitation materials prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. As of the record date, there were a total of 9,528,056 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 7,960,078 shares were represented at the Annual Meeting, in person or by proxy. The following proposals were voted on at the Annual Meeting.

Proposal 1 – Election of three Class B directors, each to serve for a term of three years

There was no solicitation in opposition to the nominees of the Board of Directors for election to the Board and all such nominees were elected. The number of votes cast for or withheld, as well as the number of broker non-votes, for each of the nominees for election to the Board of Directors, was as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
Cynthia A. Dotzel, CPA	6,220,844	741,711	997,523
Craig L. Kauffman	6,743,518	219,037	997,523
John E. Kiernan, Esq.	6,722,155	240,400	997,523

Proposal 2 – Approve an advisory, non-binding resolution regarding executive compensation

The proposal to approve the compensation of the Corporation's named executive officers was approved by the required affirmative vote of a majority of the shares of common stock present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
6,618,030	236,369	108,156	997,523

Proposal 3 – Approve amendments to the 2007 Codorus Valley Bancorp, Inc. Employee Stock Purchase Plan

The proposal to approve amendments to the 2007 Codorus Valley Bancorp, Inc. Employee Stock Purchase Plan was approved by the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
6,726,340	119,797	116,418	997,523

Proposal 4 – Ratify the appointment of Crowe LLP as Codorus Valley Bancorp, Inc.'s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022

The proposal to ratify the appointment of Crowe LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2022 was approved by the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
7,910,883	27,535	21,660	(0)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date:	May 18, 2022	By:	/s/ Larry D. Pickett
Larry D. Pickett
Treasurer
(Principal Financial and Accounting Officer)

3